                                                                   Exhibit 10.26

                           KORN/FERRY INTERNATIONAL

                             AMENDED AND RESTATED

                               STOCK RIGHT PLAN



      (as originally adopted June 12, 1991, effective as of May 1, 1991,

                  and amended and restated December 21, 1992)

                           KORN/FERRY INTERNATIONAL
                           ------------------------

                             AMENDED AND RESTATED
                             --------------------

                               STOCK RIGHT PLAN
                               ----------------

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I..................................................................    1

    TITLE AND PURPOSE......................................................    1


ARTICLE II.................................................................    1

    DEFINITIONS............................................................    1


ARTICLE III................................................................    5

    PARTICIPATION..........................................................    5


ARTICLE IV.................................................................    5

    GRANT OF RIGHTS........................................................    5


ARTICLE V..................................................................    6

    ADJUSTMENTS............................................................    6


ARTICLE VI.................................................................    6

                                                                            Page
                                                                            ----
VALUATION..................................................................    6

     6.1  Determination of Value...........................................    7
     6.2  Book Value.......................................................    7


ARTICLE VII................................................................    7

     VESTING...............................................................    7


ARTICLE VIII...............................................................    8

     PAYMENT...............................................................    8

     8.1  Vesting During Employment........................................    8
     8.2  Company's Right to Withhold......................................    8
     8.3  Forfeitures......................................................    8

ARTICLE IX.................................................................    8

     ADMINISTRATION........................................................    8

     9.1  The Committee....................................................    8
     9.2  Committee Action.................................................    8
     9.3  Rights and Duties................................................    9
     9.4  Indemnity and Liability..........................................   11

ARTICLE X..................................................................   12


                                                                           Page
                                                                           ----
     PLAN CHANGES AND TERMINATION.........................................   12

     10.1  Plan Changes...................................................   12
           ------------

     10.2  Plan Termination...............................................   12
           ----------------


ARTICLE XI................................................................   13

     MISCELLANEOUS........................................................   13

     11.1  Receipt or Release.............................................   13
           ------------------

     11.2  Limitation on Participants' Rights.............................   13
           ----------------------------------

     11.3  Beneficiaries..................................................   14
           -------------

     11.4  Benefits Not Assignable; Obligations Binding Upon Successors...   14
           ------------------------------------------------------------

     11.5  California Law Governs; Severability...........................   15
           ------------------------------------

     11.6  Gender.........................................................   15
           ------

     11.7  Headings Not Part of Plan......................................   15
           -------------------------

                           KORN/FERRY INTERNATIONAL
                           ------------------------

                             AMENDED AND RESTATED
                             --------------------

                               STOCK RIGHT PLAN
                               ----------------

      (as originally adopted June 12, 1991, effective as of May 1, 1991, and amended and restated December 21, 1992)


                                   ARTICLE I
                                   ---------

                               TITLE AND PURPOSE
                               -----------------

          This Plan shall be known as the "Korn/Ferry International Amended and Restated Stock Right Plan." The purpose of this Plan is to provide a long-term performance incentive to employees of Korn/Ferry International and a means of attracting and retaining employees of outstanding abilities.


                                  ARTICLES II
                                  -----------

                                  DEFINITIONS
                                  -----------

          Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary:

          Board of Directors means the Board of Directors of the Company.
          ------------------

          Cash Value means the value of each share of Common Stock as determined
          ----------
pursuant to Article VI.

          Change of Control means (i) the sale or other transfer of 50% or more
          -----------------
of the voting stock of the Company, other than to (a) shareholders of the Company, (b) a pension, profit-sharing, stock bonus or similar plan established for the benefit of employees of the Company, or (c) an entity in which the former shareholders of the Company hold 50% or more of the value of the outstanding stock; (ii) a merger, consolidation, business combination or other reorganization of the Company in which the former shareholders of the Company hold less than 50% of the value of the outstanding stock of the surviving corporation; or (iii) the sale or other transfer of all or substantially all of the assets of the Company, other than to (a) shareholders of the Company, (b) a pension, profit-sharing, stock bonus or similar plan established for the benefit of employees of the Company, or (c) an entity in which the former shareholders of the Company hold 50% or more of the value of the outstanding stock.

          Company means Korn/Ferry International, a California corporation.
          -------

          Committee means the group of individuals appointed and acting in
          ---------

accordance with Article IX.

          Common Stock means the Company's common stock, $0.10 par value.
          ------------

          Fiscal Year means the fiscal year of the Company.
          -----------

          Grant Date means the date on which the Committee grants a Stock Right
          ----------
to a Participant.

          Grant Notice means the notice sent to a Participant pursuant to
          ------------
Article IV.

          Market Value means the market value of the Common Stock. Market Value
          ------------
shall be determined by the Board of Directors, whenever necessary under the provisions of the plan, if the Common Stock is neither listed nor admitted to trading on any stock exchange nor actively traded in the over-the-counter market at the time. If the Common Stock is not listed or admitted to trading on a stock exchange but is actively traded over-the-counter at the time, the Market value shall be the mean between the highest reported bid price and the lowest reported asked price of the Common Stock in the over-the-counter market on the last business day prior to the relevant date, as reported by any publication selected by the Committee which regularly reports the market price of the Common Stock in such market. If the Common Stock is then listed or admitted to trading on any stock exchange, the Market Value shall be the last reported sales price on the last business day prior to the relevant date on the principal stock exchange on which the Common Stock is then listed or admitted to trading, as reported by any publication selected by the Committee which regularly reports the market price of the Common Stock on such exchange, or, if no sale takes place on such day on such principal stock exchange, then the closing bid price of the Common Stock on such exchange on such day.

          Participant means an employee who has been selected to participate in
          -----------
the Plan by the Committee pursuant to Article III.

          Payment Date with respect to each vested Stock Right means a date
          ------------
which is 30 days after the termination (for any reason) of the employment with the Company of the Participant holding such Right.

          Plan means the Korn/Ferry International Amended and Restated Stock
          ----
Right Plan.

          Stock Right or Right means the right to receive the Cash Value of one
          --------------------
share of Common Stock upon termination of both: (i) the Vesting Period and (ii) the Participant's employment with the Company for any reason.

          Valuation Date means the last day of each Fiscal Year or, with respect
          --------------
to any individual grant of a Right, such other date as may be set by the Committee in the Grant Notice relating to such Right.

                                  ARTICLE III
                                  -----------

                                 PARTICIPATION
                                 -------------

          Eligibility for participation in the Plan shall be limited to employees of the Company (including officers and directors). Participants in the Plan shall be selected by the Committee from such eligible employees.

                                  ARTICLE IV
                                  ----------

                                GRANT OF RIGHTS
                                ---------------

          The Committee may from time to time grant Stock Rights to a Participant. Any grant of Rights under the Plan shall be evidenced by a Grant Notice to the Participant signed on behalf of the Committee by any member thereof, which notice shall indicate the number of Rights granted, the Grant Date of such Rights and, if the Committee so desires, the date of vesting of such Rights. A Participant may receive more than one grant of Rights. The Rights granted under this Plan shall not be treated as property or as a trust fund of any kind. All amounts at any time attributable to the Rights shall be and remain the sole property of the Company prior to vesting, and each Participant's rights in the vested Stock Rights shall be limited to the right to receive the Cash Value of the number of shares of Common Stock represented by such vested Rights as herein provided. No Participant shall be entitled to any voting rights with respect to Rights granted under this Plan. The maximum number of Rights that may be granted pursuant to this Plan shall be 150,000 or such greater amount as may be approved by the Board of Directors from time to time.

                                   ARTICLE V
                                   ---------

                                  ADJUSTMENTS
                                  -----------

          In the event of any stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, sale of all or substantially all of the assets of the Company, split-ups, split-offs, spin-offs, liquidations or similar changes in capitalization or any distribution to holders of the Company's Common Stock other than cash dividends and distributions, the Committee shall make appropriate adjustments in the number and/or value of Rights theretofore granted to Participants so as to maintain the proportionate numbers and values of Rights. Such adjustments shall be conclusive and binding for all purposes of the Plan.

                                  ARTICLE VI
                                  ----------

                                   VALUATION
                                   ---------

          6.1  Determination of Value. The Cash Value of a share of Common Stock
               ----------------------
at any Payment Date shall be equal to the 'book value' of the Company, divided by the number of shares of Company Common Stock (not including Stock Rights) issued and outstanding, in each case determined as of the immediately preceding Valuation Date. However, following a Change of Control the Market Value (as of the later of (i) the date on which such Change of Control occurred, or (ii) the Valuation Date immediately preceding the applicable Payment Date), instead of the book value, of a share of Common Stock shall be used in determining the Cash Value of a Right.

          6.2  Book Value. For purposes of this Article, "book value" shall be
               ----------
as determined by the Company in accordance with generally accepted accounting principles consistently applied. Determination of the book value shall be made in the sole discretion of the Committee, and such determination shall be binding and conclusive for all purposes of the Plan.

                                  ARTICLE VII
                                  -----------

                                    VESTING
                                    -------

          Each Stock Right shall vest on the earlier of (i) the date set forth by the Committee in the Grant Notice relating to such Right or (ii) the occurrence of a Change in Control (the "Vesting Period"). Each vested Stock Right shall entitle the Participant holding such Right to receive on the Payment Date the Cash Value of one share of Common Stock determined in accordance with
Article VI and as adjusted, if necessary, pursuant to Article V.

                                 ARTICLE VIII
                                 ------------

                                   PAYMENT
                                   -------


          8.1  Vesting During Employment. If a Participant's Stock Rights vest
               -------------------------
during such Participant's employment with the Company, the Company shall, in accordance with Section 8.2, deliver to the Participant, on the Payment Date with respect to such Participant, the Cash Value as of such Payment Date (determined pursuant to Article VI) of the shares of the Common Stock represented by such vested Rights.

          8.2  Company's Right to Withhold. The Company shall have the right to
               ---------------------------
deduct from any payment of Cash Value any federal, state or local taxes required by law to be withheld with respect to such payment.

          8.3  Forfeitures. Upon a Participant's termination of employment with
               -----------
the Company for any reason, any Stock Rights which have not become vested pursuant to Article VII shall be forfeited, and the Company shall not thereafter be obligated to the Participant with respect to such Rights.

                                  ARTICLE IX
                                  ----------

                                ADMINISTRATION
                                --------------


          9.1  The Committee. The Committee hereunder shall consist of three (3)
               -------------
or more persons appointed from time to time by the Board of Directors to serve at its pleasure. Any member of the Committee may resign by delivering a written resignation to the Board of Directors. Members of the Committee shall not receive any additional compensation for administration of the Plan.

          9.2  Committee Action. The Committee shall, for the purpose of
               ----------------
administering the Plan, choose a Secretary who may be, but is not required to be, a member of the Committee, who shall keep minutes of the Committee's proceedings and all records and documents pertaining to the Committee's administration of the Plan. A member of the Committee shall not vote or act upon any matter which relates solely to himself as a Participant in the Plan. The Secretary may execute any certificate or other written direction on behalf of the Committee. Any act which this Plan authorizes or requires the Committee to do may be done by a majority of its members. The action of such majority, expressed from time to time by a vote at a meeting or by unanimous written consent of Committee members without a meeting, shall constitute the action of the Committee.

          9.3  Rights and Duties. Subject to the limitations of this Plan, the
               -----------------
Committee shall be charged with the general administration of this Plan and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not limited to the following:

          (a)  To construe, interpret and administer this Plan;

               (b)  To select Participants from the eligible employees;

               (c) To select the Participants to be granted Rights under this Plan;

               (d)  To determine the number of Rights included in each grant;

               (e)  To determine the time or times when Rights will be granted;

               (f)  To make all other determinations required by this Plan;

               (g) To compute and certify the amount of benefits payable to Participants;

               (h)  To authorize all payments pursuant to this Plan;

               (i) To maintain all the necessary records for the administration of this Plan; and

               (j) To make and publish rules for the administration, interpretation and regulation of this Plan.

          The determination of the Committee in good faith as to any disputed question or controversy and the Committee's calculation of benefits payable to Participants shall be conclusive. In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and (ii) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons' professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons.

          9.4  Indemnity and Liability. All expenses of the Committee shall be
               -----------------------
paid by the Company and the Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

          No member of the Committee shall be liable for any act or omission of any other member of the Committee nor for any act or omission on his own part, excepting only his own willful misconduct or gross negligence. To the extent permitted by law, the Company shall indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of his membership on the Committee, excepting only expenses and liabilities arising out of his own willful misconduct or gross negligence, as determined by the Board of Directors:


                                   ARTICLE X
                                   ---------

                         PLAN CHANGES AND TERMINATION
                         ----------------------------


          10.1 Plan Changes.  The Board of Directors shall have the right to
               ------------
amend this Plan in whole or in part from time to time or may at any time suspend or terminate this Plan; provided, however, that no amendment or termination shall cancel or other wise adversely affect in any way any Participant's rights with respect to Rights previously granted to such Participant, without the written consent of such Participant. Such amendments shall be stated in an instrument in writing, certified in the same manner and at the time therein set forth, and all Participants shall be bound thereby upon receipt of notice thereof.

          10.2 Plan Termination. It is the expectation of the Company that this
               ----------------
Plan shall be continued indefinitely, but continuance of this Plan is not assumed as a contractual obligation of the Company. If the Board of Directors decides to discontinue and terminate this Plan, it shall notify the Committee of its action in an instrument in writing, certified in the same manner at this Plan, and this Plan shall be terminated at the time therein set forth, and all Participants shall be bound thereby. Notwithstanding the above, a termination of this

Plan shall only be effective as to Rights not yet granted and shall have no effect on either granted but unvested rights or vested rights.

                                  ARTICLE XI
                                  ----------

                                 MISCELLANEOUS
                                 -------------


          11.1  Receipt or Release. Any payment to any Participant in
                ------------------
accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims against the Committee and the Company, and, to the extent permitted by law, the Committee may require such Participant, as a condition precedent to such payment, to execute a receipt and release to such effect.

          11.2  Limitation on Participants' Rights. Participation in this Plan
                ----------------------------------
shall not give any Participant the right to be retained in the employ of the Company or any rights or interests other than as herein provided. No Participant or other employee shall have any right to any payment or benefit hereunder except to the extent provided in this Plan. The employment rights of any Participant or other Employee shall not be enlarged, guaranteed or affected by reason of any of the provisions of this Plan. The Company reserves the right to dismiss any Participant without any liability for any claim against the Company under this Plan, except for payment of vested benefits to the extent expressly provided herein. This Plan shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust. This Plan, in and of itself, has no assets.

          11.3 Beneficiaries. A Participant may designate in writing, on forms
               -------------
prescribed by and filed with the Committee, a beneficiary or beneficiaries to receive any payments payable after his death and may at any time amend or revoke any such designation; provided, however, that if a person other than the Participant's spouse is designated as a beneficiary, the Participant's spouse must sign a statement specifically approving such designation. If no beneficiary designation is in effect at the time of a Participant's death, or, in the absence of a spouse approval as hereinabove provided, payments hereunder shall be made to his personal representative. Any payments which would have been payable to any Participant if he had lived shall be paid to the Participant's designated beneficiaries (or, in the absence of any such designation, to his personal representative) in the same amounts and on the same dates as such payments would have been paid to the Participant had he lived (and terminated his employment on the date of his death if he died while in the employ of the Company).

          11.4 Benefits Not Assignable: Obligations Binding Upon Successors. The
               ------------------------------------------------------------
benefits of a Participant under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, other than by operation of law or pursuant to Section 11.3, shall not be permitted or recognized. The obligations of the Company under this Plan shall be binding upon successors of the Company.

          11.5 California Law Governs: Severability. The validity of this Plan
               ------------------------------------
or any of its provisions shall be construed, administered and governed in all respects under and by the laws of the State of California. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

          11.6 Gender. The masculine pronoun and adjective shall be deemed to
               ------
include the feminine, unless a different meaning is plainly required by the context.

          11.7 Headings Not Part of Plan. Headings and Subheadings in this Plan
               -------------------------
are inserted for reference only and are not to be considered in the construction of the provisions hereof.

                                 CERTIFICATION
                                 -------------


          I, Peter L. Dunn, Secretary of KORN/FERRY INTERNATIONAL, do hereby certify that the foregoing is a true and correct copy of the KORN/FERRY INTERNATIONAL AMENDED AND RESTATED STOCK RIGHT PLAN, as originally adopted June 12, 1991, effective as of May 1, 1991, and amended and restated December 21, 1992.

                                             KORN/FERRY INTERNATIONAL


                                             By  /s/ Peter L. Dunn
                                               ----------------------------